SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  January 17, 1996

                    Boise Cascade Corporation
      (Exact Name of Registrant as Specified in Its Charter)


           Delaware                 1-5057         82-0100960
(State or Other Jurisdiction of  (Commission    (I.R.S. Employer
Incorporation or Organization)   File Number)  Identification No.)


   1111 W. Jefferson Street,  Boise, Idaho                   83728

(Address of Principal Executive Offices)                 (Zip Code)


Registrant's Telephone Number, Including Area Code:  (208)384-6161

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Item 5.   Other Events.

          The Company issued a news release on January 17, 1996, to announce its operating results for the fourth quarter and full year of 1995. A copy of the news release is filed as Exhibit 99.


Item 7.   Financial Statements and Exhibits.

          Exhibit 12     Ratio of earnings to fixed charges

          Exhibit 99     News release issued by the Company on
                         January 17, 1996, related to its fourth-quarter and full-year (1995) results of operations

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BOISE CASCADE CORPORATION



                                   /s/ IRVING LITTMAN
                                   Irving Littman
                                   Vice President and Treasurer

Date:  January 17, 1996

                         Exhibit Index


Exhibit No.                  Description                   Page

     12             Ratio of Earnings to Fixed Charges

     99             News Release Issued by Boise Cascade
                    Corporation on January 17, 1996